Exhibit 99.2

AHPC Holdings, Inc.
Shares of Series B Convertible Preferred Stock and Common Stock Warrants

SUBSCRIPTION AGREEMENT

June 20, 2006

M.A.G. Capital, LLC
Monarch Pointe Fund, Ltd.
Mercator Momentum Fund, L.P.
Mercator Momentum Fund III, L.P.
555 South Flower Street, Suite 4200
Los Angeles, California 90071

Ladies and Gentlemen:

          AHPC Holdings, Inc., a Maryland corporation (the "Company"), hereby confirms its agreement with Monarch Pointe Fund, Ltd. ("Monarch"), Mercator Momentum Fund, L.P. ("MMF"), Mercator Momentum Fund III, L.P. ("MMF III" and, together with Monarch and MMF, the "Purchasers") and M.A.G. Capital, LLC ("MAG"), as set forth below.

          1.         The Securities.  Subject to the terms and conditions herein contained, the Company agrees to issue and sell (a) to the Purchasers an aggregate of Thirty Thousand (30,000) shares of its Series B Convertible Preferred Stock (the "Series B Stock"), which shall be convertible into shares (the "Conversion Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), in accordance with the formula set forth in the Articles Supplementary of the Series B Convertible Preferred Stock further described below and (b) to the Purchasers and MAG, warrants, substantially in the form attached hereto as Exhibit A (the "Warrants"), to acquire up to an aggregate of 1,950,000 shares of Common Stock (the "Warrant Shares"), in accordance with the terms and conditions set forth in Section 3 hereof.  The rights, preferences and privileges of the Series B Stock are as set forth in the Articles Supplementary of Series B Convertible Preferred Stock, as filed with the Maryland State Department of Assessments and Taxation (the "Articles Supplementary") in the form attached hereto as Exhibit B.  The number of Conversion Shares and Warrant Shares that the Purchasers or MAG may acquire at any time is subject to limitation in the Articles Supplementary and in the Warrants, respectively, so that the aggregate number of shares of Common Stock of which such Purchaser or MAG and all persons affiliated with such Purchaser or MAG have beneficial ownership (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) does not at any time exceed 9.99% of the Company's then outstanding Common Stock.

          The Series B Stock and the Warrants are sometimes herein collectively referred to as the "Securities."  This Agreement, the Articles Supplementary, the Warrants, and the Registration Rights Agreement by and among the Company, the Purchasers and MAG entered into concurrently herewith and attached hereto as Exhibit C, are sometimes herein collectively referred to as the "Transaction Documents."

          The Securities will be offered and sold to the Purchasers and MAG without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "Securities Act"), in reliance on exemptions therefrom.
          In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to the Purchasers and MAG its periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Company's Annual Report on Form 10-K for the year ended June 30, 2005, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and all reports, forms, schedules, statements, documents, filings and amendments filed by the Company with the SEC under the Exchange Act since the filing of the Company's Annual Report on Form 10-K for the year ended June 30, 2005, are collectively referred to as the "Disclosure Documents."  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.
2.         Representations and Warranties of the Company.  Except as set forth on the Disclosure Schedule (the "Disclosure Schedule") delivered by the Company to Purchasers and MAG on the Closing Date (as defined in Section 3 below), the Company represents and warrants to and agrees with Purchasers and MAG as follows:
    (a)                    The Disclosure Documents as of their respective dates did not, and will not (after giving effect to any updated disclosures therein) as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Disclosure Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the SEC, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.
    (b)                    Schedule A attached hereto sets forth a complete list of the subsidiaries of the Company (the "Subsidiaries").  Each of the Company and its Subsidiaries has been duly incorporated and each of the Company and the Subsidiaries is, or will be as of the Closing, validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect"); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth on Schedule B attached hereto (the "Company Capitalization"); except as set forth in the Disclosure Documents or on Schedule A, the Company does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and the outstanding shares of capital stock of the

Subsidiaries are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; except as set forth in the Disclosure Documents, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding; and except as set forth in the Disclosure Documents or on Schedule C, there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company's or any Subsidiary's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.
              (c)                    The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.  Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").
    (d)                    The Series B Stock and the Warrants have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable.  The Conversion Shares issuable have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Series B Stock in accordance with the terms of the Articles Supplementary, will have been validly issued, fully paid and non-assessable.  The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms thereof, will have been validly issued, fully paid and non-assessable.  The Common Stock of the Company conforms to the description thereof contained in the Disclosure Documents.  The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.
    (e)                    No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Securities as described in this Agreement, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or (iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.
    (f)                     Except as set forth on Schedule D, none of the Company or the Subsidiaries is (i) in material violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as described in the Disclosure Documents, in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

    (g)                    The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (i) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (A) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (B) the articles of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (ii) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries; which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.
    (h)                    The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in shareholders' equity of the entities, at the dates and for the periods to which they relate and have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis; the interim un-audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in all material respects in accordance with generally accepted accounting principles applied on aconsistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled in all material respects on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and each of the auditors currently or previously (within the last three years) engaged by the Company is an independent certified public accountant as required by the Securities Act for an offering registered thereunder.
                (i)                     Except as described in the Disclosure Documents, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.
    (j)                     The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents.  None of the Company or the Subsidiaries has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.
    (k)                    Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                (l)                     Subsequent to March 31, 2006 and except as described in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 or in the Company's Annual Report on Form 10-K for the year ended June 30, 2005 or except as contemplated by this Agreement, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business or (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such Subsidiaries, the purchase of capital stock by the Company), (iii) there has not been any material increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect, and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

               (m)                   There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents.  Except as described in the Disclosure Documts, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

    (n)                    Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect.  All material leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect, in each case subject to the Enforceability Exceptions.
    (o)                    Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.
    (p)                    None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
    (q)                    None of the Company or the Subsidiaries or, to the knowledge of any of such entities' directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action for the purpose of causing the stabilization or manipulation of the price of the Common Stock.
    (r)                    None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or engaged in any other conduct that would cause such offering to be constitute a public offering within the meaning of Section 4(2) of the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Securities Act.

            (s)                    There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.
            (t)                     Each of the Company and the Subsidiaries carries general liability insurance coverage comparable to other companies of its size and similar business.
            (u)                    Each of the Company and the Subsidiaries maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and (iii) access to its material assets is permitted only in accordance with management's authorization and (iv) the values and amounts reported for its material assets are compared with its existing assets at reasonable intervals.
     (v)                    Except with respect to services provided by Flagstone Securities, LLC (and amounts owed related thereto), the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Transaction Documents.
            (w)                   The Common Stock is traded on the NASDAQ Capital Market (the "Market").  Except as described in the Disclosure Documents, the Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the National Association of Securities Dealers.
            (x)                    The Company is eligible to use Form S-1 for the resale of the Conversion Shares by Purchasers or their transferees and the Warrant Shares by Purchasers, MAG or their transferees.  The Company has no reason to believe that it is not capable of satisfying the registration or qualification requirements (or an exemption therefrom) necessary to permit the resale of the Conversion Shares and the Warrant Shares under the securities or "blue sky" laws of any jurisdiction within the United States.
            (y)                    Set forth on Schedule E is the Company's intended use of the proceeds from this transaction.
            (z)                    Except as set forth on Schedule F, to the Company's knowledge, none of the officers or directors of the Company (i) has been convicted of any crime (other than traffic violations  or misdemeanors not involving fraud) or is currently under investigation or indictment for any such crime, (ii) has been found by a court or governmental agency to have violated any securities or commodities law or to have committed fraud or is currently a party to any legal proceeding in which either is alleged, (iii) has been the subject of a proceeding under the bankruptcy laws or any similar state laws, or (iv) has been an officer, director, general partner, or managing member of an entity which has been the subject of such a proceeding.
3.         Purchase, Sale, Exchange and Delivery of the Securities.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to Purchasers, and Purchasers agree to purchase from the Company, a total of 30,000 shares of Series B Stock at $100.00 per share.  In connection with the purchase and sale of Series B Stock, for no additional consideration, the Purchasers and MAG will receive Warrants to purchase an aggregate of 1,950,000 shares of Common Stock, as set forth below.
                        The closing of the transactions described herein (the "Closing") shall take place at a time and on a date (the "Closing Date") to be specified by the parties, which will be no later than 5:00 p.m. (Pacific time) on June 20, 2006.  On the Closing Date, the Company shall (i) deliver share certificates in definitive form for an aggregate of 30,000 shares of Series B Stock issued to Purchasers in the respective amounts set forth on the signature page hereto, and (ii) deliver Warrants to Purchasers and MAG in the respective amounts set forth on the signature page hereto, duly executed on behalf of the Company, (iii) deliver this Subscription Agreement, duly executed on behalf of the Company, (iv) deliver the Registration Rights Agreement, duly executed on behalf of the Company, and (v) file or cause to be filed the Articles Supplementary with the Maryland State Department of Assessments and Taxation.  On the Closing Date, (i) Purchasers shall deliver Three Million Dollars ($3,000,000) (the "Purchase Price") by wire transfer of immediately available funds to an account as directed by the Company, and (ii) each of the Purchasers and MAG shall deliver this Subscription Agreement and Registration Rights Agreement, each duly executed on behalf of each such Purchaser and MAG.  The Closing will occur when all documents and instruments necessary or appropriate to effect the transactions contemplated herein are exchanged by the parties and all actions taken at the Closing will be deemed to be taken simultaneously.

4.         Certain Covenants of the Company.  The Company covenants and agrees with Purchasers as follows:
    (a)                    None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which would be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.
    (b)                    The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.
          (c)                    None of the proceeds of the Series B Stock will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.
    (d)                    Subject to Section 9 of this Agreement, the Conversion Shares and the Warrant Shares will be eligible for trading on the Market or such market on which the Company's shares are subsequently listed or traded, immediately following the effectiveness of the Registration Statement (as defined in Section 9).
    (e)                    The Company will use reasonable efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Securities.
5.         Conditions of the Purchasers' Obligations.  The obligations of the Purchasers to consummate the Closing is subject to the following conditions unless waived in writing by the Purchasers:
    (a)                    The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.
    (b)                    None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company's knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or either Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the Disclosure Documents.
    (c)                    The Purchasers shall have received an opinion of counsel to the Company with respect to the matters set forth on Exhibit D.
    (d)                    The Company shall have taken, or simultaneously with the Closing shall take, all actions necessary to restore the Company to good standing in with the Maryland State Department of Assessment and Taxation, including, without limitation, filing its 2006 Personal Property Return with the Maryland Department of Assessments and Taxation and paying the applicable fees related thereto.

6.         Representations and Warranties of the Purchasers.
    (a)                    Each of the Purchasers and MAG represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise of the Series B Stock or the Warrants, respectively) are being acquired for their own account for investment and with no intention of distributing or reselling such Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State.  Nothing in this Agreement, however, shall prejudice or otherwise limit the right of each Purchaser or MAG to sell or otherwise dispose of all or any part of such Conversion Shares or Warrant Shares under an effective registration statement under the Securities Act or under an exemption from such registration and in each case in compliance with applicable state securities laws.  By executing this Agreement, each Purchaser and MAG further represents that such Purchaser or MAG, as the case may be, does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to any of the Securities.
(b)                    Each of the Purchasers and MAG understands that the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.
          Each of the Purchasers and MAG agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares and the Warrant Shares that it may acquire upon conversion or exercise thereof, as the case may be):
          The shares of stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended, or under applicable state securities laws and may not be offered, sold, pledged or otherwise transferred ("transferred") in the absence of such registration or an applicable exemption therefrom.  In the absence of such registration, such shares may not be transferred unless, if the Company requests, the Company has received a written opinion from counsel in form and substance satisfactory to the Company stating that such transfer is being made in compliance with all applicable federal and state securities laws.
            The legend set forth above may be removed if and when the Conversion Shares or the Warrant Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act.  The Series B Stock, the Warrants, the Conversion Shares and the Warrant Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws.  The Company agrees that it will provide any Purchaser or MAG, upon request, with a substitute certificate, not bearing such legend at suchtime as such legend is no longer applicable.  Each of the Purchasers and MAG agrees that, in connection with any transfer of the Conversion Shares or the Warrant Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser or MAG, as the case may be, will comply with all prospectus delivery requirements of the Securities Act.  The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Series B Stock, the Warrants, the Conversion Shares or the Warrant Shares.

          (c)                    Each of the Purchasers and MAG represents and warrants to the Company that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act and that neither such Purchaser nor MAG is an "underwriter" within the meaning of Section 2(11) of the Securities Act.  Each of the Purchasers and MAG represents and warrants to the Company that neither such Purchaser nor MAG learned of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.
          (d)                    Each of the Purchasers and MAG represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.
          (e)                    Each of the Purchasers and MAG represents and warrants to the Company that its overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its purchase of the Securities will not cause such overall commitment to become excessive.
          (f)                     Each of the Purchasers and MAG recognizes that the purchase of the Securities involves a high degree of risk.
          (g)                    Each of the Purchasers and MAG represents and warrants to the Company that all information it has provided to the Company including, but not limited to, its financial position and its knowledge of financial and business matters is true, correct and complete as of the date of execution of this Subscription Agreement.  Each of the Purchasers and MAG undertakes to provide promptly to the Company written notice of any material changes in its financial position or otherwise, and such information shall be true, correct and complete as of the date given.  Each of the Purchasers and MAG understands that the Company will rely to a material degree upon the representations contained therein.
          (h)                    Each of the Purchasers and MAG represents and warrants to the Company that (i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Purchaser or MAG, enforceable against such Purchaser or MAG in accordance with its terms, subject to the Enforceability Exceptions, (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on such Purchaser or MAG under or pursuant to any applicable law or governmental regulation.

          (i)                     Each of the Purchasers and MAG represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, controlling persons or shareholders holding 5% or more of the Common Stock outstanding on the Closing Date, has taken or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock.
          (j)                     Each of the Purchasers and MAG acknowledges it or its representatives have reviewed and understand the Transaction Documents and Disclosure Documents and further acknowledges that it or its representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.
              (k)                    Each of the Purchasers and MAG represents and warrants to the Company that it has based its investment decision solely upon the information contained in the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("Third Party Reports").  Each of the Purchasers and MAG understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.
                 (l)                     Each of the Purchasers and MAG represents and warrants to the Company that no oral or written representations have been made and no oral or written information has been furnished to them or their advisors in connection with this offering that were in any way inconsistent with the information set forth in the Disclosure Documents.
                (m)                   Each of the Purchasers and MAG understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents supplied to such Purchaser or MAG by the Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.
                 (n)                    Each of the Purchasers and MAG understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and each of the Purchasers and MAG hereby consents to such reliance.

          (o)                    Each of the Purchasers and MAG understands that no U.S. federal or state agency, or any agency or governmental or regulatory authority in any other country, including without limitation, the U.S. Securities and Exchange Commission, has passed upon the Securities or made any finding or determination as to the fairness of this investment.
          (p)                    Each of the Purchasers and MAG represents and warrants to the Company that it is not a prohibited investor under the anti-money laundering or anti-terrorism laws of any jurisdiction, including without limitation, any country, territory, nation or national association.
          (q)                    Each of the Purchasers and MAG understands that the Company and its assets may be subject to the laws and regulations of many jurisdictions, including but not limited to anti-terrorism laws and anti-money laundering laws.  Neither MAG nor any Purchaser, nor any person or entity who controls MAG or any Purchaser, nor, to the best of MAG's and the Purchasers' knowledge, any person or entity who owns any direct equity interest in MAG or either Purchaser, is identified on the list of "Specially Designated Nationals and Blocked Persons" ("SDNs") maintained by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), and neither MAG nor either Purchaser is owned or controlled by any SDN. Neither MAG nor either Purchaser is involved in business arrangements or otherwise engaged in transactions with or involving countries subject to economic or trade sanctions imposed by the United States Government, or with or involving SDNs in violation of the regulations maintained by the OFAC.  Each of the Purchasers and MAG is in full compliance with the Bank Secrecy Act (31 U.S.C. § 5311 et. seq.) and 18 U.S.C. §§ 1956 and 1957 and the regulations under such statutes; and any other applicable anti-terrorist or anti-money laundering Laws and regulations.
                  (r)                    Each of the Purchasers and MAG represents and warrants to the Company that neither MAG nor any of the Purchasers, nor any of their affiliates has, directly or indirectly, offered to "short sell", contracted to "short sell," otherwise engaged in any "short selling" or encouraged others to "short sell" the securities of the Company.
7.         Covenants of Purchasers.  Each of the Purchasers and MAG, on behalf of itself, its affiliates, its successors and assigns and any other direct or indirect transferee holding any of the Warrants, the Series B Stock or the Registrable Securities, hereby covenants and agrees not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" or encourage others to "short sell" the securities of the Company.
8.         Termination.
    (a)                    This Agreement may be terminated in the sole discretion of the Company by notice to Purchasers and MAG if at the Closing Date:

(i)         the representations and warranties made by Purchasers or MAG in Section 6 are not true and correct in all material respects; or
(ii)        as to the Company, the sale of the Securities hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to Purchasers, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

              (b)                    This Agreement may be terminated by either Purchaser or by MAG by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of the Company on the Market shall have been suspended.
          (c)                    This Agreement may be terminated by mutual written consent of all parties.
9.         Registration.  The Company shall prepare and file on or before September 13, 2006 with the SEC a registration statement (the "Registration Statement"), covering the resale of the maximum number of Conversion Shares issuable upon conversion of the Series B Stock then issued to Purchasers and the Warrant Shares issuable upon exercise of the Warrants (collectively, the "Registrable Securities"), and shall use its best efforts to have the Registration Statement declared effective within 90 days after the initial filing, as set forth in the Registration Rights Agreement.
10.       Right of First Refusal.  Commencing on the Closing Date and continuing until the earlier of (a) eighteen (18) months after the Closing Date, or (b) the date upon which all of the Series B Stock has been converted into Common Stock (the "Right of First Refusal Period"), the Purchasers shall have a right of first refusal on any financing in which the Company is the issuer of debt or equity securities.  Such right of first refusal will be exercised within ten (10) trading days after delivery of written notice by the Company to Purchasers of the terms of the prospective financing.
11.       Covenants of the Company.
            (a)        Equity Financings.  The Company shall not issue any shares of Common Stock or any securities convertible, exchangeable or exercisable for shares of Common Stock where the purchase, conversion or exercise price is less than $1.55 per share of Common Stock.
(b)        Food Service Division.  The Company agrees to enter into a letter of intent (the "LOI") to sell or transfer its food service division to a third party purchaser (containing such terms of sale or transfer as a necessary for the Company's Board of Directors to satisfy its fiduciary obligations) on or prior to August 31, 2006.  In the event the Company does not enter into the LOI by August 31, 2006, then the Company agrees to wind down and liquidate the food service division and the assets comprising such division within a reasonable time after such date.
(c)        Cash Flow Considerations.  The Company covenants and agrees to consult with MAG in the event the Company has negative cash flows greater than what is projected in the forecasted statement of cash flows which was agreed to by the Company, MAG and the Purchasers.
12.       Event of Default.  If an Event of Default (as defined below) occurs, the Purchasers and MAG shall have the right to exercise any or all of the rights given to the Purchasers and MAG relating to the Securities, as further described in the Articles Supplementary.

           No Purchaser need provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and any Purchaser may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by such Purchaser at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
           An "Event of Default" shall include the commencement by the Company of a voluntary case or proceeding under the bankruptcy laws or the Company's failure to: (i) discharge or stay a bankruptcy proceeding within 60 days of such action being taken against the Company, (ii) file the Registration Statement with the SEC on or before September 13, 2006, (iii) have the Registration Statement declared effective within 90 days after its initial filing or maintain the effectiveness thereafter, (iv) maintain trading of the Company's Common Stock on the Market except for any periods when the stock is listed on the NASDAQ National Market, the AMEX or the NYSE, (v) pay the fees required by Section 15 hereof when due; or (vi) deliver to either Purchaser, or such Purchaser's broker, as directed, Common Stock that such Purchaser has converted within three (3) business days of such conversion.
13.       Notices.  All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser or MAG, to the address set forth for such party on the signature page hereto.
If to the Company:

AHPC Holdings, Inc.
80 International Boulevard, Unit A
Glendale Heights, Illinois 60139
Telephone No.: _____________
Facsimile No.: _____________
Attention:  Alan Zeffer

           All such notices and communications shall be deemed to have been duly given:  (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day.  Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.
14.       Survival Clause.  The respective representations, warranties, agreements and covenants of the Company and each Purchaser and MAG set forth in this Agreement shall survive until the second anniversary of the Closing.

15.       Fees and Expenses.  Within three (3) days of Closing, the Company agrees to pay (i) Purchasers' legal expenses incurred in connection with the preparation and negotiation of the Transaction Documents in the amount of $25,000 and (ii) to MAG a due diligence fee in the amount of $100,000.
16.       Attorneys' Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Warrants or the Articles Supplementary, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.
17.       Successors.  This Agreement shall inure to the benefit of and be binding upon each Purchaser, MAG and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. The Company may not assign this Agreement or any rights or obligation hereunder without the prior written consent of the Purchasers.
18.       No Waiver; Modifications in Writing.  No failure or delay on the part of the Company, MAG or either Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, MAG or either Purchaser at law or in equity or otherwise.  No waiver of or consent to any departure by the Company, MAG or either Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and MAG, and each Purchaser.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, MAG or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.
19.       Entire Agreement.  This Agreement, together with the Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.
20.       Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.
21.       APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, CALIFORNIA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

22.       Counterparts.  This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
23.       If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Purchasers and MAG.
Very truly yours,
AHPC Holdings, Inc.

By:       /s/ Alan E. Zeffer
            Name:  Alan Zeffer
Title:  Chief Executive Officer

ACCEPTED AND AGREED:

Monarch Pointe Fund Ltd.
By:  M.A.G. CAPITAL, LLC
Its:   General Partner

By:  /s/  Harry Aharonian
         Harry Aharonian
         Portfolio Manager
Shares of Series B Stock:  19,686
Warrant Shares: 639,795 total
                          319,898 at $1.75
                          319,898 at $1.85
Mercator Momentum Fund, L.P. By: M.A.G. CAPITAL, LLC Its: General Partner By: /s/ Harry Aharonian Harry Aharonian Portfolio Manager Shares of Series B Stock: 0 Warrant Shares: 0
M.A.G. Capital, LLC By: /s/ Harry Aharonian Harry Aharonian Portfolio Manager Warrant Shares: 975,000 total 487,500 at $1.75 487,500 at $1.85
Mercator Momentum Fund III, L.P.
By:  M.A.G. CAPITAL, LLC
Its:   General Partner

By:  /s/  Harry Aharonian
         Harry Aharonian
         Portfolio Manager
Shares of Series B Stock:  10,314
Warrant Shares: 335,205 total
                          167,603 at $1.75
                          167,603 at $1.85

Addresses for Notice to Purchasers and MAG:

M.A.G. Capital, LLC
555 South Flower Street, Suite 4200
Los Angeles, California 90071
Attention:  David Firestone
Facsimile:  (213) 533-8285
with copy to (which shall not constitute notice):

David C. Ulich, Esq.
Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California 90071
Facsimile: (213) 620-1398

Schedules

Schedule A– Subsidiaries
                  1.   Subsidiaries: American Health Products Corporation, which is wholly-owned by the Company.
Schedule B– Capitalization

Class of Stock	Number of Shares Authorized	Number of Shares Outstanding
Preferred Stock, $0.01 per share	2,000,000
Series A Convertible Preferred Stock, $0.01 par value	220,000 shares	None
Series B Convertible Preferred Stock, $0.01 per share	30,000 shares	30,000 shares
Common Stock, $0.01 per share	50,000,000 million	1,251,246 shares

Schedule C– Agreements Governing Ownership of Stock
                  1.   Secured Debt Placement Agreement between the Company and LaSalle St. Securities, LLC,  a copy of which is attached as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on October 7, 2005.
                  2.   Warrants to purchase shares of the Common Stock issued to the subscribers and placement agent in connection with the Company's $1.2 million private placement of subordinated promissory notes completed on September 29, 2005, forms of which are attached as exhibits to the Company's Form 8-K filed with the Securities and Exchange Commission on October 7, 2005.
                  3.   Registration Rights Agreement made as of September 21, 2005 by and between the Company and the investors a party thereto,  a copy of which is attached as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on October 7, 2005.

Schedule D– Conflicts
                  None.

Schedule E– Use of Proceeds
                  The Company shall use the proceeds to redeem all outstanding subordinated promissory notes issued in connection with the Company's $1.2 million private placement of subordinated promissory notes completed on September 29, 2005.  The remaining portion of the proceeds from issuance of the Series B Stock will be used for general working capital purposes.

Schedule F– Certain Proceedings
                  None.

Exhibit A
Form of Warrant

Exhibit B
Form of Articles Supplementary
of
AHPC Holdings, Inc.
of
Series B Convertible Preferred Stock

Exhibit C
Form of Registration Rights Agreement

Exhibit D
Form of Opinion of Counsel